UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 23, 2022

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On December 23, 2022, Mullen Automotive Inc. (the “Company”) convened its Special Meeting of Stockholders (the “Special Meeting”). The purpose of the Special Meeting was described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on November 25, 2022 and the Amendment to the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on December 16, 2022 (together, the “Proxy Statement”).

As of November 21, 2022, the record date of the Special Meeting, there were 1,659,097,754 shares of common stock, 1,925 shares of Series A preferred stock, one share of Series AA preferred stock, and 1,211,757 shares of Series C preferred stock entitled to vote at the Special Meeting. Present in person (virtually via live audiocast) or by proxy at the Special Meeting were more than 33-1/3 percent of the outstanding capital stock entitled to vote at the Special Meeting, which constituted a quorum.

The final voting results for Proposal No.5, as described in the Proxy Statement, are set forth below.

Proposal No. 5: The adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt Proposal Nos. 1, 2 and 4 or establish a quorum (the “Adjournment Proposal”). The proposal was approved by a vote of stockholders as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
654,754,323	173,582,260	16,662,035	-

In accordance with the authority granted pursuant to Proposal No.5, the Special Meeting was adjourned in order to allow additional time for stockholders to vote on Proposals Nos. 1, 2 and 4 as described in the Proxy Statement, which are, respectively, to approve the Reverse Stock Split Proposal, the Authorized Share Increase Proposal and the Nasdaq Listing Rule 5635(d) Proposal. The adjourned Special Meeting will be reconvened at 11:00 a.m., Pacific Standard Time, on January 19, 2023 via live audiocast. Shareholders can attend the reconvened meeting via the same meeting link as set for in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: December 23, 2022	By:	/s/ David Michery
David Michery
Chief Executive Officer